SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934



             Date of Report (Date of earliest event reported):
                               July 25, 2000
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           MCSi, Inc. (formerly Miami Computer Supply Corporation)
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           (Exact name of registrant as specified in its charter)


        Maryland                      000-21561               31-1001529
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


4750 Hempstead Station Drive, Dayton, Ohio                          45429
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (937) 291-8282
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                                     N/A
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          (Former name or former address, if changed since last report)

Form 8-K
July 25, 2000
Page 2

ITEM 5.   OTHER EVENTS.
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          On July 25, 2000, MCSi, Inc. (the "Company") announced that Ira H.
          Stanley, Vice President and Chief Financial Officer, was elected to the Board of Directors to fill the vacancy resulting from the resignation of Thomas C. Winstel, who resigned from the Board on July 20, 2000. Mr. Winstel also resigned from his position as Vice President-Presentation Products, but will continue to be employed by the Company in the presentation products division. Mr. Winstel resigned for personal reasons.

          The Registrant issued a press release relating to this matter on July 25, 2000. See Exhibit 99.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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               (a)  Financial Statements
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                        No financial statements are required.

               (b)  Pro Forma Financial Information
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                        No pro forma financial information is required.

               (c)  Exhibits
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                        No.       Description
                        --        -----------
                        99        Press Release, dated July 25, 2000


Form 8-K
July 25, 2000
Page 3

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MCSi, Inc.



                                                /s/ Ira H. Stanley
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                                          By:   Ira H. Stanley
                                                Chief Financial Officer
Date: July 25, 2000